Exhibit 10.46

Execution Version

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT CERTAIN INFORMATION HAS BEEN OMITTED PURSUANT TO ITEM 601(a)(6) OF REGULATION S-K: [***]

RESIGNATION AND ASSIGNMENT AGREEMENT
(AIRSPAN NETWORKS INC.)

This Resignation and Assignment Agreement (this “Agreement”) is entered into as of December 30, 2020 and effective as of the Effective Date (as defined in Section 5 below), by and among PACIFIC WESTERN BANK, the successor in interest by merger to Square 1 Bank (“PWB”), in its capacity as Agent (as defined below) (PWB in such capacity, the “Existing Agent”) under the Transaction Documents (defined below), DBFIP ANI LLC, a Delaware limited liability company (“Fortress”), in its capacity as Successor Agent (as defined below) under the Transaction Documents, Airspan Networks Inc., a Delaware corporation (“ANI”) and each other Borrower and Guarantors named on the signature pages hereto (collectively, the “Obligors”) and each of the Lenders named on the signature pages hereto. Capitalized terms defined in the Credit Agreement have the same meanings when used herein unless otherwise defined herein.

RECITALS

WHEREAS, the Existing Agent, ANI and the Guarantors are parties to (a) that certain Second Amended and Restated Loan and Security Agreement, dated as of November 20, 2018 (as amended and as the same may be further amended, amended and restated, restated, supplemented or otherwise modified, the “Credit Agreement”), by and among, inter alia, the Borrowers, the Existing Agent and the other Lenders and financial institutions party thereto and (b) the other Loan Documents (as defined in the Credit Agreement) and certain other related documents (including the GW/PWB Subordination Agreement) ((a) through (b) collectively, including any amendments, restatements, amendments and restatements, supplements or other modifications in connection therewith from time to time, the “Transaction Documents” and each, a “Transaction Document”); it being understood and agreed, for the avoidance of doubt, that the definition “Transaction Documents” as used herein is not a reference to and does not include the Cash Pledge Agreements executed by ANI in favor of PWB and dated substantially concurrently herewith and referenced in the Side Letter (as defined in the Assignment Agreement referred to below, such agreements, the “Excluded Pledge Agreements”);

WHEREAS, the Existing Agent is acting as an administrative agent and collateral agent (the Existing Agent in such capacities, the “Agent”) as applicable under the Transaction Documents and in connection with that certain Assignment of Loan (the “Assignment Agreement”) dated as of the date hereof and occurring immediately before and substantially concurrently with the execution of this Agreement, pursuant to which Assignment Agreement PWB and ALLY BANK (“Ally”), in their capacities as Lenders (collectively, the “Prior Lenders”) have terminated the Revolving Loan commitments and assigned and transferred all of the funded Loans and other Assigned Interests (as defined therein) to the undersigned Lenders and in connection with such assignment, the Existing Agent has notified the Obligors and the Lenders of its desire to resign as Agent and Fortress desires to be appointed as the successor Agent (in such capacity, the “Successor Agent”) under the Transaction Documents;

WHEREAS, the Lenders and the Obligors, by entering into this Agreement, are consenting to the resignation of the Existing Agent and the appointment of Fortress as Successor Agent under the Credit Agreement and the other Transaction Documents and the making of such technical amendments to the Credit Agreement and the other Transaction Documents as may be required or advisable in the judgment of the Successor Agent to effectuate the purposes of this Agreement (the “Agency Transfer Amendments”);

WHEREAS, concurrently with the execution and delivery of this Agreement, the Borrowers and certain of their Subsidiaries, the Existing Agent and the Successor Agent have entered into or will enter into certain other documents and agreements including with respect to the Foreign Security Documents referred to below in order to effectuate the Agency Transfer Amendments;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

Section 1. Appointment, Assignment, etc.

(a) As of the Effective Date, the Existing Agent hereby resigns as the Agent as provided under the Credit Agreement and other Transaction Documents and shall have no further obligations in such capacity under the Credit Agreement and other Transaction Documents, except to the extent of any obligation expressly stated in the Credit Agreement or other Transaction Documents as surviving any such resignation; (ii) the Required Lenders appoint Fortress as successor Agent under the Credit Agreement and other Transaction Documents; (iii) Fortress hereby accepts its appointment as Agent under the Credit Agreement and the other Transaction Documents. From and after the Effective Date, (1) Fortress succeeds to all the rights, powers and duties of the Existing Agent, (2) all references in the Credit Agreement and the other Transaction Documents to the term “Administrative Agent”, “Collateral Agent” and “Agent”, the “trustee” or other similar words shall mean Fortress as the Successor Agent, (3) PWB is discharged from all of its duties and obligations as the Existing Agent and Lender under the Credit Agreement and the other Transaction Documents. Each of the parties hereto agrees to execute, at the ANI’s sole cost and expense, all documents necessary or appropriate to evidence the appointment of Fortress as the Successor Agent.

(b) The parties hereto hereby confirm that, from and after the Effective Date, notwithstanding anything herein or in the Credit Agreement or any other Transaction Document to the contrary, (i) Successor Agent shall be entitled to all of the protections of the “Administrative Agent”, the “Collateral Agent”, the “Agent”, the “trustee” or any similar persons set forth in the Credit Agreement and the other Transaction Documents for acting as the Successor Agent. In addition, and notwithstanding anything to the contrary contained in the Credit Agreement and the other Transaction Documents, the parties hereto (and the Lenders by their acceptance and authorization of this Agreement and the other amendments to the Transaction Documents contemplated herein and in that certain Reaffirmation Agreement and Omnibus Amendment to be entered into substantially concurrently with this Agreement) hereby (x) acknowledge and ratify the resignation of the Existing Agent and (y) acknowledge and agree that the Successor Agent shall not be liable for (A) any actions taken or omitted to be taken by the Prior Lenders or the Existing Agent while PWB and Ally were Agents and/or Lenders, as applicable, or any other capacities under the Transaction Documents or pursuant to this Agreement or (B) any actions taken or omitted to be taken, or any determinations made, by the Successor Agent based upon the information provided by the Existing Agent or Prior Lenders with respect to any period ending prior to the Effective Date and (z) Existing Agent shall have no liability for any actions taken or omitted to be taken by Successor Agent or Lenders as Agents and/or Lender or any other capacities under the Transaction Documents or pursuant to this Agreement. The parties hereto hereby confirm that, as of the Effective Date, all of the protective provisions, indemnities, and expense obligations under the Credit Agreement and other Transaction Documents continue in effect for the benefit of the Existing Agent, its sub-agents and their respective affiliates, officers, directors, trustees, employees, advisors, agents and controlling Persons in respect of, and to the extent applicable to, any actions taken or omitted to be taken by any of them while the Existing Agent was acting as Agent or thereafter pursuant to or in furtherance of the provisions of this Agreement, and inure to the benefit of the Existing Agent.

(c) As of the Effective Date, the Existing Agent hereby assigns (“AS-IS” and “WITH ALL FAULTS” and without recourse, representation or warranty of any kind) to Fortress, as the Successor Agent, (x) any powers of attorney, liens, or security interests and all other rights and interests granted to the Existing Agent, for the ratable benefit of the Lenders and any other secured parties on whose behalf it may be acting under any security documents or subordination agreement included within the Transaction Documents (collectively, the “Secured Parties”), under the Credit Agreement and other Transaction Documents (other than the security documents governed by laws other than the laws of a State of the United States or the District of Columbia (the “Foreign Security Documents”), which shall be assigned under the laws of the jurisdiction to which such Foreign Security Document was granted), and the Successor Agent hereby accepts the benefit of all such powers of attorney, liens and security interests, subordination arrangements and other rights and interests, for its benefit and for the ratable benefit of the Secured Parties, (y) all Liens and security interests under the Credit Agreement, the Loan Documents and the other Transaction Documents (collectively, the “Assigned Transaction Documents”) and (z) all of its rights, titles and interests as secured party or lien holder under or in connection with any and all Assigned Transaction Documents (all rights to any subordination agreements (including the GW/PWB Subordination Agreement)) and Uniform Commercial Code financing statements (or other equivalent financing statements or filings) filed by the Existing Agent on behalf of itself and/or the Lenders or any other secured parties in its capacity as Existing Agent in connection with the Credit Agreement and the other Transaction Documents, including, without limitation, all Liens with respect to Intellectual Property filed with the United States Patent and Trademark Office and the United States Copyright Office or another non-US filing office, and Fortress, as the Successor Agent, hereby assumes all such Liens and security interests, for its benefit and for the benefit of the Lenders and the other secured parties, and all such rights, titles and interests as Secured Party or lien holder under or in connection with the Assigned Transaction Documents and such financing statements (it being understood that any such acceptance under a Foreign Security Document shall be deemed to have been made and accepted under such applicable law governing such Foreign Security Document). All of such Liens and security interests shall in all respects be continuing and in effect following execution and delivery of this Agreement and are hereby ratified and reaffirmed by the Obligors. Without limiting the generality of the foregoing, any and all references to Pacific Western Bank on any publicly filed document, to the extent such filing relates to Liens and security interests assigned to the Successor Agent hereby and until such filing is modified to reflect the interest of Fortress, as Successor Agent, shall, with respect to such Liens and security interests, constitute a reference to “Pacific Western Bank” as the nominee and collateral representative of Fortress, as Successor Agent. On and after the Effective Date, exclusive of the Excluded Pledge Agreements (and the cash collateral held by PWB pursuant thereto), any possessory Collateral still held by the Existing Agent for the benefit of the Lenders and other Secured Parties shall be deemed to be held by the Existing Agent as agent and bailee for the Successor Agent for the benefit of the Lenders and other Secured Parties until such time as such possessory collateral has been delivered to the Successor Agent. Each of the Obligors and PWB agree that on and after the Effective Date the Successor Agent is authorized as it may deem necessary or appropriate to (i) file initial financing statements, “in lieu of” financing statements, assignments of financing statements, financing change statements, amended financing statements, debentures, charges or other filings, to make any and all filings with the United States Patent and Trademark Office, the United States Copyright Office, the Companies House or other equivalent governmental authorities, and to make any other amendment, assignment or filing with respect to any property covered by Lien filings, in each instance covering any of the collateral described in any Assigned Transaction Document or any other agreement, instrument or document delivered or entered into under or in connection therewith or furnished pursuant thereto, (ii) appoint one local counsel in each relevant jurisdiction in order to effectuate the intent and purposes of this Agreement, the Assignment Agreement and the further assurances clauses of the Credit Agreement and other Assigned Transaction Documents, and (iii) prepare, enter into, execute in its capacity as Agent, record and/or file any and all notices, certificates, instruments, and/or other documents or agreements (including, without limitation, filings in respect of any collateral, and assignments, amendments or supplements to any deeds of trust, security agreements, pledge agreements (except for the Excluded Pledge Agreements), intellectual property security agreements, certificates of title, stock powers, account control agreements, subordination agreements or other Transaction Documents), as either the Existing Agent or the Successor Agent deems reasonably necessary or desirable to effect or evidence (of public record or otherwise) the transactions herein contemplated.

Section 2. Further Assurances.

(a) Without limiting its obligations in any way under any of the Transaction Documents, each Obligor reaffirms and acknowledges its obligations to Fortress as the Successor Agent with respect to the Credit Agreement and the other Transaction Documents and that the delivery of any agreements, instruments or any other document after the Effective Date and any other actions taken after the Effective Date or to be taken after the Effective Date shall be to the reasonable satisfaction of the Successor Agent.

(b) Each Obligor agrees that, on or following the Effective Date, it shall, at its own expense, promptly (or on such later date as may be determined by the Successor Agent in its sole discretion) upon request of the Successor Agent (i) execute and deliver to the Successor Agent (x) any assignments of all Intellectual Property (in form and substance reasonably satisfactory to the Successor Agent) duly executed by the applicable Obligor and (y) such other documents and certificates as the Successor Agent may reasonably request and (ii) take any and all actions as the Successor Agent may reasonably request, in each case of the actions referred to in preceding clauses (i) and (ii), to evidence the assignment of the Liens on the Collateral or to otherwise effectuate the intent and purposes of this Agreement and the further assurances clauses of the Credit Agreement and other Assigned Transaction Documents.

(c) The Existing Agent agrees that, on or following the Effective Date, it shall promptly (i) furnish, at the Borrower’s sole cost and expense, additional releases, termination statements and such other documents, instruments and agreements as are customary and may be reasonably requested by the Successor Agent in order to effect and evidence more fully the matters covered hereby and (ii) deliver to the Successor Agent all original stock certificates, instruments, promissory notes and other property of the Obligors or any of their respective Subsidiaries held by the Existing Agent at such time to the extent such relate to any of the Assigned Transaction Documents. The Existing Agent authorizes the Obligors and the Successor Agent (and their respective counsel) to prepare and file such UCC financing statements (or equivalent) and amendments under the Uniform Commercial Code (or equivalent) in the offices and jurisdictions that the Successor Agent deems necessary or appropriate to effectuate the intent and purposes of this Agreement.

(d) The Borrower shall reimburse the Existing Agent for all reasonable out-of-pocket costs and expenses incurred by the Existing Agent after the Effective Date in connection with any actions taken pursuant to this Agreement.

Section 3. Representations and Warranties of PWB and Fortress.

(a) PWB hereby represents and warrants that it has the power and has been duly authorized by all requisite action to enter into and has duly executed and delivered this Agreement.

(b) Fortress hereby represents and warrants that it has the power and has been duly authorized by all requisite action to enter into and has duly executed and delivered this Agreement.

Section 4. Representations and Warranties of each Obligor. Each Obligor hereby represents and warrants that:

(a) such Obligor has the power, and has been duly authorized by all requisite action, to execute and deliver this Agreement and the other documents and agreements executed and delivered in connection herewith to which it is a party;

(b) this Agreement has been duly executed by such Obligor and the other documents and agreements executed and delivered in connection herewith to which any Obligor is a party have been duly executed and delivered by such Obligor, as applicable;

(c) this Agreement is the legal, valid and binding obligation of such Obligor and the other documents and agreements executed or delivered in connection herewith to which such Obligor is a party are the legal, valid and binding obligations of such Obligor, in each case, enforceable against such Obligor in accordance with its respective terms, except as such enforceability may be limited by any applicable bankruptcy, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and subject to general equitable principles which may limit the right to obtain equitable remedies;

(d) the execution, delivery and performance of this Agreement and the other documents and agreements executed and delivered in connection therewith do not and will not (i) violate any law, rule, regulation or court order to which such Obligor is subject or (ii) conflict with or result in a breach of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents) of such Obligor or any other agreement or instrument to which it is party or by which the properties of Obligor is bound;

(e) to the Borrower’s knowledge, after conducting a commercially reasonable inquiry regarding the accuracy of Schedule 1, Schedule 1 contains a complete list of all possessory Collateral delivered to the Existing Agent and on that basis there is no possessory Collateral to deliver to the Successor Agent; and

(f) all security interests created in favor of the Existing Agent for the benefit of the secured parties under the Loan Documents are valid security interests in the Collateral, as security for the Obligations.

Section 5. Conditions Precedent to Effectiveness. The obligations of the parties hereto set forth in Sections 1 and 2 hereof shall become effective immediately upon the date (the “Effective Date”) when the last of all of the following conditions shall first have been satisfied (which may be satisfied concurrently with the Effective Date):

(a) each of the parties hereto shall have executed and delivered this Agreement and the Assignment Agreement;

(b) Fortress shall have received from PWB copies of all of the Loan Documents and subordination agreements existing on the Effective Date, which Fortress acknowledges have been received;

(c) PWB shall have received (or shall have received evidence that substantially concurrently with the Effective Date PWB will receive) from the Borrower payment in immediately available funds of all reasonable costs and expenses, and all fees and other amounts due and payable to it as the Existing Agent through the Effective Date in accordance with the terms of the Loan Documents and this Agreement (including reasonable fees and expenses of counsel);

(d) the Borrower shall have reimbursed the Successor Agent (or shall have provided evidence that substantially concurrently with the Effective Date Successor Agent will be reimbursed) for all reasonable fees, costs and out-of-pocket expenses incurred by it in connection with the preparation, execution and delivery of this Agreement and any related documents (including reasonable attorneys’ fees);

(e) all Letters of Credit outstanding on the Effective Date (if any) shall have been cash collateralized and the obligation of the Lenders to make further Revolving Loans shall have been terminated; and

(f) Each of the Obligors, the Successor Agent and the Lenders shall have entered into the Reaffirmation Agreement and Omnibus Amendment and the Closing Date shall have occurred thereunder.

Section 6. Release of Claims. The Borrower and each other Obligor hereby releases any and all claims against the Existing Agent and the Prior Lenders, and their respective subagents and affiliates, arising out of, in any way connected with, or as a result of (i) any of their respective performances of their respective duties under the Credit Agreement and the other Transaction Documents, and (ii) the resignation of the Existing Agent as Agent under the Credit Agreement and the other Transaction Documents.

Section 7. Waiver of Notices. Each of the Obligors and the Lenders hereby waive any notice, timing or other requirement of the Credit Agreement and other Transaction Documents related to the resignation of the Existing Agent or the appointment or designation of the Successor Agent.

Section 8. Notices. Commencing as of the Effective Date, notices to the Successor Agent in respect of the Credit Agreement and other Transaction Documents shall be directed as follows (and any notice provisions of the Credit Agreement and other Transaction Documents are hereby amended to reflect such notice information):

DBFIP ANI LLC, as Agent
c/o Fortress Investment Group
1345 Avenue of the Americas, 46th Floor
New York, NY 10105
Attention: General Counsel - Credit Funds/David Sharpe
Fax No.: [***]
Email: [***]

With a copy (which shall not constitute notice) to:

Reed Smith LLP
1717 Arch St #3100

Philadelphia, PA 191031
Attn: Elizabeth Tabas
Phone: [***]
Email: [***]

Section 9. Miscellaneous.

9.01 Return of Payments. In the event that, after the Effective Date, the Existing Agent receives any principal, interest or other amount owing to any Lender or the Successor Agent under the Credit Agreement or any other Transaction Document, or receives any instrument, agreement, report, financial statement, insurance policy, notice or other document in its capacity as Existing Agent, the Existing Agent agrees to promptly forward the same to the Successor Agent and to hold the same in trust for the Successor Agent until so forwarded. The parties hereto agree that any provision of any of the Transaction Documents directing the Borrowers to make payment to the Existing Agent shall be hereby amended to direct the Borrowers to make payment to the account designated by the Successor Agent to the Borrowers from time to time.

9.02 Agency Fees. The Existing Agent waives any right to receive any additional administrative fees in its capacity as Existing Agent on and after the Effective Date and the Borrowers shall no longer be obligated to pay such administrative fees to PWB on and after the Effective Date.

9.03 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.

9.04 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument. Delivery of this Agreement by facsimile or email transmission or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

9.05 Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

9.06 Interpretation. This Agreement is a Loan Document for all purposes under the Credit Agreement.

9.07 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9.08 WAIVER OF JURY TRIAL. EXISTING AGENT, SUCCESSOR AGENT, EACH LENDER AND EACH OBLIGOR EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH OF THEM, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTION OF ANY OF THEM. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY EXISTING AGENT OR SUCCESSOR AGENT OR ANY LENDER OR ANY OBLIGOR, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM.

[Signature page follows]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

PACIFIC WESTERN BANK,
as Existing Agent

By:	/s/ Stephen J. Berens
Name:	Stephen J. Berens
Title:	SVP

[Signature Page to Resignation and Assignment Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

DBFIP ANI, LLC,
as Successor Agent and as a Lender

By:	/s/ William Covino
Name:	William Covino
Title:	Chief Financial Officer

[Signature Page to Resignation and Assignment Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

PENDRELL CORPORATION,
as a Lender

By:	/s/ Steve Ednie
Name:	Steve Ednie
Title:	Chief Financial Officer

[Signature Page to Resignation and Assignment Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

OBLIGORS:

AIRSPAN NETWORKS INC.

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

AIRSPAN NETWORKS (SG) INC.

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

AIRSPAN NETWORKS COMMUNICATIONS LIMTED

By:	/s/ David Brant
Name:	David Brant
Title:	Director

[Signature Page to Resignation and Assignment Agreement]

BORROWERS (continued)

AIRSPAN NETWORKS LTD.

By:	/s/ David Brant
Name:	David Brant
Title:	Director

MIMOSA NETWORKS, INC.

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Secretary

MIMOSA NETWORKS INTERNATIONAL, LLC

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

Airspan Japan K.K.

By:	/s/ Henrik Smith Petersen
Name:	Henrik Smith Petersen
Title:	CSMO and MD

[Signature Page to Resignation and Assignment Agreement]

Schedule 1

Description of Possessory Collateral

Pledged Stock/LLC and Partnership Interests: NONE

Grantor	Issuer	Issuer’s Jurisdiction Under New York UCC Section 9-305(a)(2)	Class of Stock	Stock Certificate No.	Percentage of Shares	No. of Shares

Pledged Notes: NONE

Grantor	Issuer	Payee	Principal Amount

Pledged Debt Securities: NONE

Grantor	Issuer	Issuer’s Jurisdiction Under New York UCC Section 9-305(a)(2)	Payee	Principal Amount